Press Release

BlackBerry Appoints John Giamatteo as CEO
Company to Pursue Full Separation of IoT and Cybersecurity Business Units

•Industry veteran Giamatteo to lead BlackBerry as Chief Executive Officer
•IoT and Cybersecurity business units to become fully standalone BlackBerry divisions
•Process underway to separate centralized functions and right-size cost structures
•Company will no longer pursue subsidiary IPO of IoT business
•New organization structure to present greater options for enhancing shareholder value

WATERLOO, ONTARIO - December 11, 2023 – BlackBerry Limited (NYSE: BB; TSX: BB) today announced the appointment of John J. Giamatteo as its new Chief Executive Officer and as a member of its Board of Directors, effective immediately. Richard (Dick) Lynch, who has served as interim Chief Executive Officer since November 4, 2023, will continue as Board Chair. The Company also announced that it will separate the IoT and Cybersecurity businesses, and that they will operate as fully standalone divisions. BlackBerry will no longer pursue a subsidiary IPO of the IoT business. Top of Form

Appointment of John J. Giamatteo as BlackBerry CEO

Giamatteo has served as the President of BlackBerry’s Cybersecurity business unit since October 2021.

Giamatteo has over 30 years of experience with global technology companies. As President of BlackBerry’s Cybersecurity business unit, he has driven significant enhancements to the product portfolio, go-to-market strategy and organizational efficiency. Prior to BlackBerry he was President and Chief Revenue Officer at McAfee. Before that, John served as Chief Operating Officer at AVG Technologies, a leading provider of internet and mobile security. He also held leadership positions with Solera, RealNetworks and Nortel Networks.

“We are delighted to appoint John to the role of CEO for what will be a transformative period in BlackBerry’s history, as we work to fully separate our two core business units to drive enhanced shareholder value. His deep industry experience and outstanding track record of inspiring teams and delivering operational excellence means he is strongly positioned to drive this critical transformation of BlackBerry,” said Mike Daniels, Chair of the Compensation, Nomination and Governance Committee of the BlackBerry Board.

“I am honored and excited to lead the next phase of BlackBerry’s evolution as its CEO. BlackBerry’s IoT and Cybersecurity businesses have market-leading technology, exceptional teams and large market opportunities,” said John J. Giamatteo. “The Board and I are fully aligned on the next steps needed to unlock the value within BlackBerry, and work on this effort will proceed at full speed. I look forward to working with the entire team to uphold our legacy of innovation and continue providing exceptional service to our customers as we deliver on our goals.”

Reassessment of Strategic Direction

Following a reassessment of the previously announced outcome of Project Imperium, the BlackBerry Board has decided to pursue a separation of the IoT and Cybersecurity businesses and establish them as standalone divisions. The Company will no longer pursue a subsidiary initial public offering of its IoT business unit. The process will include the separation and streamlining of BlackBerry’s centralized corporate functions into business-unit specific teams, with a view to each division operating independently and on a profitable and cashflow-positive basis going forward.

“The Board, with input from its advisors, believes that a full separation of BlackBerry’s IoT and Cybersecurity businesses will open up a number of strategic alternatives that can unlock shareholder value,” said Dick Lynch, Board Chair, BlackBerry. “Management is focused on moving quickly to complete this reorganization that will further enhance the focus of both businesses on their respective markets as well as their capacity for fast, flexible decision-making.”

To assist in the separation and right-sizing process, BlackBerry is in the final stages of selecting a consulting firm to bring expertise and additional resources for an independent, ground-up assessment.

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About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including over 235M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety, and data privacy solutions, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.
For more information, visit BlackBerry.com and follow @BlackBerry.
Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investorrelations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings, and other statements that are not historical facts.
The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic and financial market conditions, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: risks related to the proposed separation disrupting BlackBerry’s operations and making it more difficult to conduct business as usual, including maintaining relationships with customers, channel partners or other third parties; risks and uncertainties related to BlackBerry’s ability to complete a full separation of its IoT and Cybersecurity business units on the anticipated timelines, or at all; risks related to BlackBerry’s ability to operate the IoT and Cybersecurity businesses on a profitable or cashflow-positive basis or to enhance shareholder value as a result; and the risks discussed in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. Any forward-looking statements are made only as of today and BlackBerry has no intention and undertakes no obligation to update or revise any of them, whether as a result of new information, future events or otherwise, except as required by applicable law.